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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Mark One)
     Filed by the Registrant [X]

     Filed by a Party other than the Registrant  [ ]


     Check the appropriate box:

     [X]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            LAKOTA TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange act Rules 14a-6(i)(4) and 0-11.

     1)    Title of each class of securities to which transaction applies:
     2)    Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pur-suant to Exchange Act Rule 0-11:*
     4)    Proposed maximum aggregate value of transaction:
     5)    Total fee paid:
     * Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:
     2)    Form, Schedule or Registration Statement No.:
     3)    Filing Party:
     4)    Date Filed:

     [ ]            Fee paid previously with preliminary materials

     [ ] Check box if any part of the fee is offset a provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          AMOUNT PREVIOUSLY PAID:
                                 -----------------------------------------------

          FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
                                                       -------------------------

          FILING PARTY:
                       ---------------------------------------------------------

          DATE FILED:
                     -----------------------------------------------------------

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



                                                                PRELIMINARY COPY
                                                                ----------------

                            LAKOTA TECHNOLOGIES, INC.
                       4828 Loop Central Drive, Suite 150
                              Houston, Texas 77081

                                 March 14, 2000




Dear Shareholders:

         I am pleased to invite you to attend the Special Meeting of Shareholders of Lakota Technologies, Inc. (the "Company") to be held at 10:00 a.m. local time, April 12, 2000, at the offices of the Company located at 4828 Loop Central Drive, Suite 150, Houston, Texas 77081.

         At the meeting, you will be asked to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 shares to 300,000,000 shares and an amendment to the Company's Articles of Incorporation to change the Company's name to 2-Infinity.com, Inc. You also will transact any other business that may properly come before the meeting.

         The Company's Board of Directors has approved these proposed amendments to the Company's Articles of Incorporation and recommends that you vote FOR the approval of such proposals.

         The formal Notice of Special Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning the matters to be considered and acted upon at the meeting.

         It is important that your shares be represented at the meeting, whether or not you attend personally. I urge you to sign, date and return the enclosed proxy in the postage-paid, addressed envelope provided at your earliest convenience.


                                                         /s/ Majed Jalali
                                                         -----------------------
                                                         Majed Jalali,
                                                         Chief Executive Officer

                                                                PRELIMINARY COPY
                                                                ----------------

                            LAKOTA TECHNOLOGIES, INC.

                       4828 Loop Central Drive, Suite 150
                              Houston, Texas 77081

                                 (713) 592-0371

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 12, 2000

To the Shareholders of
Lakota Technologies, Inc.:

         Notice is hereby given that a Special Meeting of Shareholders of Lakota Technologies, Inc., a Colorado corporation (the "Company"), will be held at the office of the Company located at 4828 Loop Central Drive, Suite 150, Houston, Texas 77081, on Wednesday, April 12, 2000, at 10:00 a.m. local time, for the following purposes:

         1. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 shares to 300,000,000 shares;

         2. To amend the Company's Articles of Incorporation to change the name of the Company to 2-Infinity.com, Inc.; and

         3. To transact such other business as may properly come before the meeting.

         Whether or not you plan to be present at the meeting, you are requested to date, sign and return the enclosed proxy, as soon as possible, in the postage-paid return envelope provided so that your stock will be represented. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting.

         Only shareholders of record at the close of business on March 3, 2000 are entitled to notice of, and to vote at, the special meeting or any adjournment thereof.

                                             By Order of the Board of Directors,


                                             /s/ Patrick (Cody) Morgan
                                             -----------------------------------
                                             Patrick (Cody) Morgan,
                                             Secretary

Houston, Texas
March 14, 2000


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                                                                PRELIMINARY COPY
                                                                ----------------

                            LAKOTA TECHNOLOGIES, INC.

                       4828 Loop Central Drive, Suite 150
                              Houston, Texas 77081

                      -------------------------------------

                               PROXY STATEMENT FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 12, 2000

                      -------------------------------------


     This Proxy Statement is furnished to shareholders of Lakot Technologies, Inc., a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Shareholders to be held at 10:00 a.m., local time, on April 12, 2000, at the office of the Company located at 4828 Loop Central Drive, Suite 150, Houston, Texas 77081 and at any adjournment or postponement thereof. By executing and returning the enclosed proxy, you authorize the persons named therein to represent you and vote your shares at the special meeting, and at any adjournments or postponements thereof, in accordance with your instructions. Those persons may also vote your shares to adjourn o postpone the special meeting from time to time. A proxy may be revoked at any time before it is voted by voting in person at the special meeting, by the execution and delivery of a revised proxy bearing a later date, or by a written notice of revocation sent to the Secretary of the Company at the address set forth above that is received prior to th special meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHE OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

     This Proxy Statement is first being mailed to the Company's shareholders on or about March 14, 2000.

                     RECORD DATE; OUTSTANDING CAPITAL STOCK

     The cost of soliciting proxies is to be borne by the Company. Shareholders of record at the close of business on March 3, 2000 will be entitled to vote at the meeting on the basis of one vote for each share held. At the close of business on that date, there were [41,868,182] shares of Common Stock outstanding. No other class of securities of the Company is entitled to notice of, or to vote at, the special meeting.

                    ACTION TO BE TAKEN AT THE SPECIAL MEETING


     The accompanying proxy, unless the shareholder specifies otherwise, will be voted:

     1. FOR the proposal to amend the Company's Article of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 shares to 300,000,000 shares;

     2. FOR the proposal to amend the Company's Article of Incorporation to change the name of the Company to 2-Infinity.com, Inc.; and

     3. In the discretion of the proxyholders as to the transaction of such other business as may properly come before the special meeting.

     Where shareholders have appropriately specified the manner in which their proxies are to be voted, they will be voted in such manner. If any other matter or business is brough before the special meeting, the proxyholders may vote the proxies in their discretion. The Board of Directors is no presently aware of any other matters or business to be brought before the special meeting.

                                QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the special meeting. In deciding each matter to be voted on at the special meeting, a holder is entitled to one vote, in person or by proxy, for each share of Common Stock held in his name on the record date. With respect to the adoption of the proposed amendments to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock and to change the name of the Company, under applicable law, the amendments must be approved by the holders of a majority of the outstanding Common Stock. Assuming a quorum is present, votes to abstain and broker non-votes would have the effect of negative votes on the adoption of the amendments.

                             PRINCIPAL SHAREHOLDERS

Security Ownership of Certain Beneficial Owners

     The Company has only one outstanding class of equity securities, its Common Stock, no par value.

     The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of March 3, 2000 by:

     _    each director and executive officer of the Company;

     _ each person known to the Company to own more than 5% of the outstand-ing shares of Common Stock; and

_    all directors and executive officers of the Company as a group.



                                    BENEFICIAL OWNERSHIP TABLE

                                                                                 Shares Beneficially
                                                                                    Owned(1), (2)
                                                                                 -------------------

Name and Address of Beneficial Owner                                                     Number        Percent
------------------------------------                                                     ------        -------
Majed Jalali
c/o Lakota Technologies, Inc.
4828 Loop Central Drive, Suite 150                                                      3,000,000         7.2%
Houston, Texas 77081

Patrick (Cody) Morgan (3)
c/o Lakota Technologies, Inc.
4828 Loop Central Drive, Suite 150                                                      2,000,000         4.8%
Houston, Texas 77081

R.K. (Ken) Honeyman
2849 Paces Ferry Road, Suite 710
Atlanta, Georgia 30339                                                                  5,676,429        13.6%

Howard N. Wilson

-----------------

-----------------                                                                       3,329,643         8.0%

John B. Hayes

-----------------

-----------------                                                                       4,800,000        11.5%

Dipak Bhatt (3)
4107 Vaughn Creek Court
Sugarland, Texas 77479                                                                  6,000,000        14.3%



All directors and officers as a group
         (2 persons) (7)                                                                5,000,000        11.9%


         ----------

*    Indicates ownership of less than 1% of the Company's Common Stock



     1 Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The persons and entities named in the table have sole voting and investment power with



                                       3



          respect to all shares shown as beneficially owned by them, except as noted below. Amounts shown include shares of Common Stock issuable upon exercise of certain outstanding options within 60 days after March 3, 2000.

     2 Except for the percentages of certain parties that are based on presently exercisable warrants which are indicated in the following footnotes to the table, the percentages indicated are based on [41,868,182] shares of Common Stock issued and outstanding on March 3, 2000. In the case of parties holding presently exercisable warrants, the percentage ownership is calculated on the assumption that the shares presently held or purchasable within the next 60 days underlying such warrants are outstanding.

     3 Includes shares held as joint tenants with spouse, or held directly in spouse's name.

     4. Consists of 2,000,000 shares held by Mr. Bhatt directly and 4,000,000 shares which Mr. Bhatt may acquire upon the exercise of warrants [within 60 days after March 3], 2000.






                                   PROPOSAL 1

                   PROPOSAL TO AMEND ARTICLES OF INCORPORATION
           TO INCREASE THE AMOUNT OF AUTHORIZED SHARES OF COMMON STOCK

General

          The Board of Directors has approved, and is recommending to the shareholders for approval at the special meeting, an amendment to Article V of the Company's Articles of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 100,000,000 to 300,000,000. The Board of Directors determined that this amendment is advisable and should be considered at the special meeting to be held April 12, 2000. The full text of the proposed amendment to the Articles of Incorporation is set forth below.

          If the shareholders approve this proposal, Section 1 of Article V of the Company's Articles of Incorporation will be amended to read in its entirety as follows:

                  Section 1. Authorized Capital. The aggregate number of shares and the amount of the total authorized capital of said Corporation shall consist of 300,000,000 shares of common stock, no par value per share, and 25,000,000 shares of preferred stock, no par value per share."

Purpose and Effect of the Proposed Amendment

     The proposed amendment would increase the number of shares of Common Stock the Company is authorized to issue from 100,000,000 to 300,000,000. The additional 200,000,000 shares would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. At March 3, 2000, [41,868,182] shares of Common Stock were outstanding. The purpose of the proposed increase in the number of authorized shares of Common Stock is to ensure that additional shares of Common Stock will be available, if and when needed, for issuance from time to time for any proper purpose approved by the Board of Directors. Although there are no present arrangements for the issuance of additional shares of Common Stock, the Board of Directors believes that the availability of the additional authorized shares of Common Stock for issuance upon approval of the Board of Directors for a proper purpose, will be beneficial to the Company and its shareholders by providing the Company with the flexibility required to consider and respond to future business opportunities and other needs as they arise.

     If the proposed amendment is approved by the shareholders, the Board of Directors does not presently intend to seek further shareholder approval with respect to any particular issuance of shares, unless required by applicable law, by regulatory authorities, or by the policies, rules and regulations of any system or exchange on which the Company's securities may then be traded.

     Shareholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future and, therefore, future issuances of Common Stock, depending upon the circumstances, may have a dilutive effect on the earnings per share, book value per share, voting power and other interests of the existing shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE AMOUNT OF AUTHORIZED SHARES OF COMMON STOCK.

                                   PROPOSAL 2

                   PROPOSAL TO AMEND ARTICLES OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

General

     The Board of Directors has approved, and is recommending to the shareholders for approval at the special meeting to be held April 12, 2000, an amendment to Article I of the Company's Articles of Incorporation to change the name of the Company to 2-Infinity.com, Inc. The Board of Directors believes that the proposed name change is advisable in order to reflect the change in the Company's business resulting from the acquisition of 2-Infinity.com, Inc. in May 1999 and the recent merger of our subsidiary, AirNexus, Inc., into Infinity.com, Inc. The full text of the proposed amendment to the Articles of Incorporation is set forth below.

     If the shareholders approve this proposal, Article I of the Company's Articles of Incorporation will be amended to read in its entirety as follows:

                                   "Article I
                                      Name

             The name of the Corporation is 2-Infinity.com, Inc."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION CHANGING THE NAME OF THE COMPANY.

                                OTHER BUSINESS

     The Company is not aware of any business to be acted upon at the special meeting other than that which is explained in this Proxy Statement. In the event that any other business calling for a vote of the shareholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 promulgated pursuant to the Securities Exchange Act of 1934, as amended, shareholders who intend to have a proposal considered for inclusion in the Company's proxy materials for the annual meeting of shareholders must submit the written proposal to the Company, addressed to Patrick (Cody) Morgan, 4828 Loop Central Drive, Suite 150, Houston, Texas 77081. The time for submitting proposals for the annual meeting expected to be held May 9, 2000 is already past. The time for submitting proposals for the annual meeting to be held in 2001 is approximately December 15, 2000. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

                                  MISCELLANEOUS

     The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the proxy and the material used in the solicitation thereof will be borne by the Company. Proxies may be solicited by directors and regular officers and employees of the Company by means of personal interview, telephone or telegram. In addition, the Company has retained The Herman Group to assist in the solicitation of proxies, and it is estimated that their charges and expenses for such solicitations will not exceed [$____]. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses of such solicitation.

                                              By Order of the Board of Directors


                                              /s/ Patrick (Cody) Morgan
                                              ----------------------------------
                                              Patrick (Cody) Morgan,
                                              Secretary

Houston, Texas
March 14, 2000

                                                            No. of Shares ______

                                      PROXY

                            LAKOTA TECHNOLOGIES, INC.
                       4828 Loop Central Drive, Suite 150
                              Houston, Texas 77081

                         SPECIAL MEETING OF SHAREHOLDERS
                                 April 12, 2000

     The undersigned hereby appoints Majed Jalali and Patrick (Cody) Morgan, and each of them severally, as their proxies with full power of substitution and resubstitution for and in the name, place and stead of the undersigned to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the Special Meeting of Shareholders to be held at the office of the Company located at 4828 Loop Central Drive, Suite 150, Houston, Texas 77081, at 10:00 a.m., local time, on April 12, 2000, and at any adjournments or postponements thereof, as specified below:



1. PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 300,000,000 SHARES.

           [ ] FOR                    [ ] AGAINST              [ ]  ABSTAIN

2. PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO 2-INFINITY.COM, INC.

           [ ] FOR                    [ ] AGAINST              [ ]  ABSTAIN


3. In their discretion, the proxies (and if the undersigned is a proxy, any substitute proxies) are authorized to vote upon such other business as may properly come before the special meeting.

               Please sign and date on reverse side of this proxy.

     This proxy, when properly executed, will be voted as specified If no specification is made, this proxy will be voted

     FOR the adoption of the proposals to amend the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 100,000,000 shares to 300,000,000 shares and to change the name of the Company to 2-Infinity.com, Inc.

                                         Dated:___________________________, 2000

                                         Please sign name  exactly as it appears
                                         on  stock  certificate.   Only  one  of
                                         several   joint   owners   need   sign.
                                         Fiduciaries should give full title.


                                         ---------------------------------------
                                         Signature


                                         ---------------------------------------
                                         Title


            This proxy is solicited by the Board of Directors. If no
                specification is made, this proxy will be voted
           FOR the proposals to amend the Articles of Incorporation.